UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2013

MFS® GLOBAL

MULTI-ASSET FUND

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As the year progresses, the global economy continues to grind ahead slowly, held back by broad austerity measures. The U.S. economy remains a steadying force, driven by resilient consumers, who have taken the payroll tax increase and the sequestration’s early impact in stride. With U.S. housing and jobs showing steady expansion, domestic consumer-driven growth has offset weaker exports and the U.S. government’s spending constraints. In response to these developments, the U.S. Federal Reserve has begun to brace investors for an eventual shift in its monetary policy, causing global market tremors.

Japan has been another bright spot, with government and central bank stimulus policies leading to increased exports, a resurgent stock market and improved economic sentiment. After a six-month rally, Japan’s stocks slipped late in the second quarter, then picked up momentum on fresh signs that the country could soon break free of its chronic deflation. The major deterrent to global growth remains the eurozone, still in the grip of persistent recession. China has seen its pace of economic growth decelerate, a troubling turn for the country’s trading partners, who have come to rely on it as an engine for global growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Equities	Europe ex-U.K.	5.6%	16.2%	21.8%
	U.S. Large Cap	13.4%	3.2%	16.6%
	Emerging Markets	2.2%	3.9%	6.1%
	Japan	2.5%	2.7%	5.2%
	United Kingdom	2.0%	0.0%	2.0%
	U.S. Small/Mid Cap	2.7%	(2.3)%	0.4%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	North America ex-U.S.	0.1%	(3.0)%	(2.9)%
	Asia/Pacific ex-Japan	1.3%	(12.9)%	(11.6)%
	Total	29.9%	7.8%	37.7%
Fixed Income (excluding inflation-adjusted)	U.S.	17.0%	(5.0)%	12.0%
	Japan	4.7%	0.0%	4.7%
	Europe ex-U.K.	11.1%	(8.5)%	2.6%
	North America ex-U.S.	2.2%	0.0%	2.2%
	Emerging Markets	1.3%	0.0%	1.3%
	Supranational	0.1%	0.0%	0.1%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	United Kingdom	2.8%	(2.8)%	(0.0)%	(o)
	Asia/Pacific ex-Japan	1.3%	(3.6)%	(2.3)%
	Total	40.6%	(19.9)%	20.7%
Fixed Income (inflation-adjusted)	U.S.	13.9%	0.0%	13.9%
Commodity-related	Commodity-related	13.1%	0.0%	13.1%
Real Estate-related	U.S.	3.2%	0.0%	3.2%
	Non-U.S.	3.1%	0.0%	3.1%
	Total	6.3%	0.0%	6.3%
Cash	Cash & Equivalents (d)	4.0%	1.2%	5.2%
	Derivative Offsets (e)	(9.0)%	12.1%	3.1%
	Total	(5.0)%	13.3%	8.3%
Total Net Exposure Summary		98.8%	1.2%	100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	30%	0 to 60%
Fixed income (excluding inflation-adjusted)	35%	0 to 70%
Fixed income (inflation-adjusted)	15%	-5 to 35%
Commodity-related	15%	-5 to 35%
Real Estate-related	5%	-10 to 20%

Top ten holdings (c)

DAX Index Future SEP 2013	5.1%
CAC 40 Index Future JUL 2013	4.8%
IBEX 35 Index Future JUL 2013	4.3%
E-Mini S&P 500 Index Future SEP 2013	3.2%
S&P/TSE 60 Index Future SEP 2013	(3.0)%
Australian Treasury Bond 10 Yr Future SEP 2013	(3.6)%
MSCI Singapore Index Future JUL 2013	(4.2)%
U.S. Treasury Note 10 Yr Future SEP 2013	(5.0)%
ASX SPI 200 Index Future SEP 2013	(6.5)%
German Euro Bond 10 Yr Future SEP 2013	(8.5)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Portfolio Composition – continued

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund and not to the exposure from investing directly in the funds themselves.

Percentages are based on net assets as of 6/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2013, Class A shares of the MFS Global Multi-Asset Fund (“fund”) provided a total return of 4.11%, at net asset value. This compares with return of 17.21% for the fund’s benchmark, the MSCI All Country World Index. The fund’s other benchmark, the MFS Global Multi-Asset Blended Index (“Blended Index”), generated a return of 2.86%. The Blended Index reflects the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Blended Index. The fund’s investment in equity securities was a primary contributor to performance as stocks

Management Review – continued

outpaced bonds during the reporting period. The fund’s investments in global real estate further supported results as the real estate market appreciated on the strengthened global market.

Overall, the tactical allocation overlay aided returns during the reporting period. The decision to increase exposure to equities, mainly in emerging markets, benefited performance. The combination of a negative exposure to the Canadian equity market and a positive exposure to the Turkish equity market via equity index futures further supported positive results. Currency allocation was another contributor, particularly the overlay’s short exposures to the Japanese yen and the Australian dollar and, in the latter half of the period, to the Swiss franc, all of which strengthened performance.

The fund’s exposures to global bonds and the commodities market held back performance. A positive exposure to the Italian, Brazilian, and German equity markets, coupled with a negative exposure to the Indian equity market via equity index futures, further weighed on performance. The portfolio was also negatively impacted by a long position in sovereign bond futures in the United States. During the second half of the reporting period, a long exposure to the Norwegian krone weighed on results as the krone weakened versus the U.S. dollar.

Respectfully,

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

Note to Shareholders: Linda Zhang is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	3/30/11	4.11%	(1.59)%
B	3/30/11	3.46%	(2.31)%
C	3/30/11	3.34%	(2.34)%
I	3/30/11	4.43%	(1.33)%
R1	3/30/11	3.33%	(2.32)%
R2	3/30/11	3.88%	(1.83)%
R3	3/30/11	4.22%	(1.58)%
R4	3/30/11	4.43%	(1.33)%
R5	11/01/12	N/A	(1.15)%
Comparative Benchmarks
MSCI All Country World Index (f)		17.21%	5.11%
MFS Global Multi-Asset Blended Index (f)(y)		2.86%	1.62%
Barclays Global Aggregate Index (f)		(2.18)%	1.67%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		(4.78)%	4.60%
Dow Jones-UBS Commodity Index (f)		(8.01)%	(12.05)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		14.27%	9.43%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.88)%	(4.15)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.54)%	(3.59)%
C With CDSC (1% for 12 months) (x)		2.34%	(2.34)%

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Global Multi-Asset Blended Index is at a point in time and allocations during the period can change. As of June 30, 2013, the blended index was comprised of 35% Barclays Global Aggregate Index, 30% MSCI All Country World Index, 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Dow Jones-UBS Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

Benchmark Definitions

Barclays Global Aggregate Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Dow Jones-UBS Commodity Index – is designed to be a highly liquid and Diversified Benchmark For The Commodity Futures Market. The Index Tracks Trades On Futures Contracts For Physical Commodities, Such As Energy (petroleum, Gas), Precious Metals (gold, Silver), Industrial Metals (zinc, Copper), Grains (corn, Wheat), Livestock (live Cattle/Lean Hogs), Among Others, And Are Traded In A Variety Of Currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

January 1, 2013 through June 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/13	Ending Account Value 6/30/13	Expenses Paid During Period (p) 1/01/13-6/30/13
A	Actual	1.27%	$1,000.00	$959.10	$6.17
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
B	Actual	2.02%	$1,000.00	$955.72	$9.80
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
C	Actual	2.02%	$1,000.00	$955.67	$9.79
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
I	Actual	1.02%	$1,000.00	$960.25	$4.96
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R1	Actual	2.02%	$1,000.00	$955.81	$9.80
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
R2	Actual	1.52%	$1,000.00	$958.04	$7.38
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
R3	Actual	1.27%	$1,000.00	$959.14	$6.17
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
R4	Actual	1.02%	$1,000.00	$961.22	$4.96
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R5	Actual	1.00%	$1,000.00	$960.25	$4.86
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

6/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 45.7%
Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
Bombardier, Inc., 7.75%, 2020 (n)	$25,000	$27,750

Asset-Backed & Securitized - 1.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$100,000	$110,082
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	100,000	109,813
Goldman Sachs Mortgage Securities Corp., FRN, 5.981%, 2045	70,000	78,005
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.002%, 2049	100,000	111,910
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.122%, 2051	50,000	55,622

		$465,432
Automotive - 0.3%
Delphi Corp., 5%, 2023	$43,000	$44,183
Ford Motor Co., 4.75%, 2043	11,000	9,676
Toyota Motor Credit Corp., 0.875%, 2015	50,000	50,175

		$104,034
Biotechnology - 0.2%
Life Technologies Corp., 6%, 2020	$40,000	$45,063

Broadcasting - 0.2%
British Sky Broadcasting Group PLC, 3.125%, 2022 (n)	$50,000	$46,756
Discovery Communications, Inc., 4.875%, 2043	20,000	18,488

		$65,244
Building - 0.1%
Mohawk Industries, Inc., 6.375%, 2016	$25,000	$27,597
Owens Corning, Inc., 6.5%, 2016	5,000	5,581

		$33,178
Cable TV - 0.4%
Cox Communications, Inc., 3.25%, 2022 (n)	$12,000	$11,290
NBCUniversal Media LLC, 5.15%, 2020	50,000	56,925
Time Warner Cable, Inc., 5%, 2020	50,000	52,194

		$120,409
Chemicals - 0.2%
Dow Chemical Co., 8.55%, 2019	$40,000	$51,035

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - 0.0%
Roper Industries, Inc., 1.85%, 2017		$5,000	$4,921

Electrical Equipment - 0.0%
Ericsson, Inc., 4.125%, 2022		$11,000	$10,757

Emerging Market Quasi-Sovereign - 0.3%
Petrobras International Finance Co., 5.375%, 2021		$59,000	$59,277
Petroleos Mexicanos, 5.5%, 2021		20,000	21,300

			$80,577
Emerging Market Sovereign - 0.6%
Government of Poland, 5.75%, 2021	PLN	90,000	$29,944
Kingdom of Thailand, 3.625%, 2023	THB	1,490,000	47,396
Republic of Turkey, 8%, 2034		$20,000	24,900
United Mexican States, 8.5%, 2029	MXN	740,000	68,074

			$170,314
Energy - Independent - 0.0%
Apache Corp., 4.75%, 2043		$7,000	$6,640
EOG Resources, Inc., 2.625%, 2023		7,000	6,550

			$13,190
Financial Institutions - 0.1%
General Electric Capital Corp., 3.1%, 2023		$14,000	$13,225
International Lease Finance Corp., 5.75%, 2016		18,000	18,497
SLM Corp., 6.25%, 2016		11,000	11,660

			$43,382
Food & Beverages - 0.2%
Anheuser-Busch InBev S.A., 5.375%, 2020		$50,000	$57,644
Conagra Foods, Inc., 3.2%, 2023		17,000	16,257

			$73,901
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 2020 (n)		$25,000	$27,878

Insurance - 0.3%
American International Group, Inc., 4.875%, 2016		$30,000	$32,861
Aviva PLC, FRN, 5.7%, 2049	EUR	20,000	25,890
UnumProvident Corp., 6.85%, 2015 (n)		$40,000	44,568

			$103,319
Insurance - Property & Casualty - 0.5%
Aon Corp., 6.25%, 2040		$20,000	$23,243
Berkshire Hathaway, Inc., 4.5%, 2043		30,000	28,507

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Chubb Corp., 6.375% to 2017, FRN to 2067		$40,000	$42,800
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		9,000	9,240
Swiss Re Ltd., 2.875%, 2022 (n)		20,000	18,584
XL Group PLC, 6.5% to 2017, FRN to 2049		20,000	19,500

			$141,874
International Market Quasi-Sovereign - 0.1%
Statoil A.S.A., 4.25%, 2041		$20,000	$18,875
Statoil A.S.A., FRN, 0.565%, 2018		11,000	11,005

			$29,880
International Market Sovereign - 17.1%
Commonwealth of Australia, 5.75%, 2021	AUD	191,000	$200,415
Federal Republic of Germany, 3.25%, 2021	EUR	110,000	164,129
Federal Republic of Germany, 6.25%, 2030	EUR	69,000	138,601
Government of Canada, 4.5%, 2015	CAD	146,000	147,422
Government of Canada, 4.25%, 2018	CAD	206,000	218,127
Government of Canada, 3.25%, 2021	CAD	71,000	72,355
Government of Canada, 5.75%, 2033	CAD	33,000	45,047
Government of France, 2.5%, 2020	EUR	132,000	180,556
Government of Japan, 2%, 2052	JPY	3,000,000	31,129
Government of Japan, 1.1%, 2020	JPY	52,350,000	546,625
Government of Japan, 2.1%, 2024	JPY	46,100,000	520,784
Government of Japan, 2.2%, 2027	JPY	8,600,000	97,536
Government of Japan, 2.4%, 2037	JPY	8,700,000	98,682
Kingdom of Belgium, 4.25%, 2021	EUR	64,000	95,926
Kingdom of Spain, 4%, 2015	EUR	188,000	251,782
Kingdom of Spain, 5.5%, 2017	EUR	41,000	57,556
Kingdom of Spain, 4.6%, 2019	EUR	106,000	142,707
Kingdom of the Netherlands, 3.5%, 2020	EUR	63,000	92,624
Kingdom of the Netherlands, 5.5%, 2028	EUR	33,000	59,040
Republic of Austria, 4.65%, 2018	EUR	67,000	101,138
Republic of France, 6%, 2025	EUR	51,000	89,740
Republic of France, 4.75%, 2035	EUR	75,000	121,192
Republic of Ireland, 5.5%, 2017 (e)	EUR	143,000	205,773
Republic of Ireland, 4.5%, 2020 (e)	EUR	71,000	96,485
Republic of Italy, 4.25%, 2015	EUR	50,000	67,521
Republic of Italy, 5.25%, 2017	EUR	219,000	306,939
Republic of Italy, 3.75%, 2021	EUR	226,000	290,231
Republic of Portugal, 4.45%, 2018	EUR	95,000	117,807
Republic of Portugal, 4.8%, 2020	EUR	34,000	40,848
United Kingdom Treasury, 5%, 2018	GBP	107,000	190,331
United Kingdom Treasury, 8%, 2021	GBP	132,000	287,054

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
United Kingdom Treasury, 4.25%, 2027	GBP	4,000	$6,992
United Kingdom Treasury, 4.25%, 2036	GBP	64,000	110,787

			$5,193,881
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 2017		$25,000	$28,313

Major Banks - 0.7%
Bank of America Corp., 5.65%, 2018		$10,000	$11,110
Bank of America Corp., 7.625%, 2019		50,000	60,089
Bank of America Corp., FRN, 5.2%, 2049		3,000	2,820
Goldman Sachs Group, Inc., 5.75%, 2022		18,000	19,854
JPMorgan Chase & Co., 4.25%, 2020		40,000	41,577
Macquarie Group Ltd., 6.25%, 2021 (n)		20,000	21,258
PNC Financial Services Group, Inc., FRN, 6.75%, 2049		50,000	54,250

			$210,958
Medical & Health Technology & Services - 0.1%
Express Scripts Holding Co., 2.65%, 2017		$40,000	$40,730

Metals & Mining - 0.5%
Barrick Gold Corp., 4.1%, 2023 (n)		$10,000	$8,355
Plains Exploration & Production Co., 6.875%, 2023		47,000	50,285
Rio Tinto Finance (USA) PLC, 3.5%, 2022		40,000	38,572
Southern Copper Corp., 6.75%, 2040		25,000	24,580
Vale Overseas Ltd., 4.375%, 2022		14,000	13,298
Vale Overseas Ltd., 6.875%, 2039		13,000	13,122

			$148,212
Mortgage-Backed - 4.0%
Fannie Mae, 5.464%, 2015		$39,232	$42,376
Fannie Mae, 5.137%, 2016		29,800	32,289
Fannie Mae, 5.724%, 2016		26,894	29,890
Fannie Mae, 5.05%, 2017		28,592	31,172
Fannie Mae, 5.479%, 2017		22,776	25,904
Fannie Mae, 2.578%, 2018		30,000	30,812
Fannie Mae, 3.849%, 2018		29,284	31,880
Fannie Mae, 4.5%, 2034		119,071	126,384
Fannie Mae, 5.5%, 2037		22,854	24,787
Fannie Mae, 6%, 2037 - 2038		20,404	22,174
Fannie Mae, 5%, 2039		175,961	189,638
Fannie Mae, 4%, 2041		45,758	47,842
Fannie Mae, TBA, 3.5%, 2043		88,000	88,825

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.882%, 2017		$40,000	$43,197
Freddie Mac, 2.412%, 2018		49,000	49,842
Freddie Mac, 2.313%, 2020		24,000	23,904
Freddie Mac, TBA, 3.5%, 2043		186,000	188,383
Ginnie Mae, TBA, 3.5%, 2043		190,000	194,987

			$1,224,286
Natural Gas - Pipeline - 0.1%
Energy Transfer Partners LP, 4.65%, 2021		$27,000	$27,942
Energy Transfer Partners LP, 3.6%, 2023		10,000	9,359

			$37,301
Network & Telecom - 0.1%
AT&T, Inc., 5.55%, 2041		$18,000	$18,742

Oil Services - 0.2%
Transocean, Inc., 6.5%, 2020		$40,000	$45,024

Other Banks & Diversified Financials - 0.5%
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		$20,000	$20,250
BB&T Corp., 3.95%, 2016		40,000	42,853
Citigroup, Inc., 6.125%, 2018		15,000	17,171
Citigroup, Inc., 3.375%, 2023		5,000	4,783
Deutsche Bank Capital Funding Trust, FRN, 5.33%, 2049	EUR	34,000	36,069
SunTrust Banks, Inc., 3.5%, 2017		$9,000	9,418
U.S. Bancorp, 2.95%, 2022		6,000	5,566

			$136,110
Pharmaceuticals - 0.2%
AbbVie, Inc., 1.2%, 2015 (n)		$50,000	$50,055
Teva Pharmaceutical Finance B.V., 2.95%, 2022		14,000	13,117

			$63,172
Real Estate - 0.3%
Boston Properties Ltd., 3.125%, 2023		$20,000	$18,474
ERP Operating LP, REIT, 3%, 2023		5,000	4,595
Simon Property Group, Inc., REIT, 5.65%, 2020		50,000	57,127
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)		7,000	6,598

			$86,794
Retailers - 0.3%
Gap, Inc., 5.95%, 2021		$30,000	$33,181
Home Depot, Inc., 5.95%, 2041		25,000	29,784
Limited Brands, Inc., 7%, 2020		25,000	27,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Wesfarmers Ltd., 1.874%, 2018 (n)	$4,000	$3,928

		$94,643
Telecommunications - Wireless - 0.0%
American Tower Corp., REIT, 4.7%, 2022	$4,000	$4,034
American Tower Corp., REIT, 3.5%, 2023	3,000	2,747

		$6,781
Tobacco - 0.2%
Altria Group, Inc., 9.7%, 2018	$14,000	$18,612
Altria Group, Inc., 2.85%, 2022	30,000	27,740

		$46,352
Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 2017 (n)	$5,000	$5,098
ERAC USA Finance Co., 7%, 2037 (n)	20,000	23,550

		$28,648
U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 2025	$58,582	$63,395
Small Business Administration, 2.22%, 2033	38,000	36,612

		$100,007
U.S. Treasury Obligations - 15.5%
U.S. Treasury Bonds, 2%, 2023	$150,000	$144,363
U.S. Treasury Bonds, 6.875%, 2025	35,000	50,116
U.S. Treasury Bonds, 5.25%, 2029 (f)	68,000	86,509
U.S. Treasury Bonds, 4.5%, 2039 (f)	120,000	143,475
U.S. Treasury Bonds, TIPS, 0.125%, 2017 (f)	208,851	214,285
U.S. Treasury Bonds, TIPS, 1.625%, 2018	85,466	93,552
U.S. Treasury Bonds, TIPS, 1.125%, 2021 (f)	192,401	205,764
U.S. Treasury Bonds, TIPS, 2.375%, 2025 (f)	173,939	207,205
U.S. Treasury Bonds, TIPS, 2%, 2026	71,466	82,526
U.S. Treasury Bonds, TIPS, 2.375%, 2027 (f)	86,480	104,120
U.S. Treasury Bonds, TIPS, 1.75%, 2028	87,686	98,243
U.S. Treasury Bonds, TIPS, 3.625%, 2028 (f)	109,264	151,646
U.S. Treasury Bonds, TIPS, 2.5%, 2029 (f)	100,724	124,236
U.S. Treasury Bonds, TIPS, 3.875%, 2029	70,724	101,931
U.S. Treasury Bonds, TIPS, 3.375%, 2032	32,751	46,002
U.S. Treasury Bonds, TIPS, 2.125%, 2040	51,640	62,759
U.S. Treasury Bonds, TIPS, 2.125%, 2041 (f)	69,019	84,036
U.S. Treasury Bonds, TIPS, 0.75%, 2042	98,792	86,968
U.S. Treasury Notes, 3.5%, 2020	56,000	61,954
U.S. Treasury Notes, TIPS, 2%, 2014	88,820	91,693

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, TIPS, 1.625%, 2015	$125,432	$130,420
U.S. Treasury Notes, TIPS, 0.5%, 2015	110,518	113,272
U.S. Treasury Notes, TIPS, 1.875%, 2015	118,352	125,813
U.S. Treasury Notes, TIPS, 2%, 2016	138,245	148,473
U.S. Treasury Notes, TIPS, 0.125%, 2016 (f)	203,318	208,544
U.S. Treasury Notes, TIPS, 2.5%, 2016	102,476	113,276
U.S. Treasury Notes, TIPS, 2.375%, 2017	113,000	125,253
U.S. Treasury Notes, TIPS, 2.625%, 2017	69,561	78,914
U.S. Treasury Notes, TIPS, 1.375%, 2018	57,151	62,420
U.S. Treasury Notes, TIPS, 2.125%, 2019 (f)	72,564	82,060
U.S. Treasury Notes, TIPS, 1.875%, 2019	82,768	93,314
U.S. Treasury Notes, TIPS, 1.375%, 2020 (f)	100,004	108,957
U.S. Treasury Notes, TIPS, 1.25%, 2020	178,062	193,420
U.S. Treasury Notes, TIPS, 0.625%, 2021	192,930	199,110
U.S. Treasury Notes, TIPS, 0.125%, 2022 (f)	229,106	224,398
U.S. Treasury Notes, TIPS, 0.125%, 2022	220,435	215,458
U.S. Treasury Notes, TIPS, 0.125%, 2023	183,347	177,775
U.S. Treasury Notes, TIPS, 0.625%, 2043	56,638	47,634

		$4,689,894
Utilities - Electric Power - 0.2%
Exelon Generation Co. LLC, 4.25%, 2022	$18,000	$18,002
Progress Energy, Inc., 7.05%, 2019	30,000	36,351

		$54,353
Total Bonds (Identified Cost, $14,046,667)		$13,866,339

Common Stocks - 30.3%
Aerospace - 0.7%
Honeywell International, Inc.	957	$75,928
Precision Castparts Corp.	359	81,138
United Technologies Corp.	656	60,969

		$218,035
Alcoholic Beverages - 0.3%
Pernod Ricard S.A.	802	$88,932

Apparel Manufacturers - 0.8%
Guess?, Inc.	1,570	$48,717
Li & Fung Ltd.	38,000	51,819
LVMH Moet Hennessy Louis Vuitton S.A.	216	34,784
NIKE, Inc., “B”	902	57,439
VF Corp.	274	52,898

		$245,657

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - 0.8%
Delphi Automotive PLC	1,720	$87,187
Guangzhou Automobile Group Co. Ltd., “H”	40,000	37,635
Honda Motor Co. Ltd.	1,900	70,594
Kia Motors Corp.	810	43,790

		$239,206
Biotechnology - 0.2%
Gilead Sciences, Inc. (a)	1,178	$60,325

Broadcasting - 0.6%
News Corp., “A”	3,352	$109,275
Walt Disney Co.	1,230	77,675

		$186,950
Brokerage & Asset Managers - 0.3%
BlackRock, Inc.	174	$44,692
Franklin Resources, Inc.	247	33,597

		$78,289
Business Services - 0.5%
Accenture PLC, “A”	919	$66,131
Cognizant Technology Solutions Corp., “A” (a)	636	39,820
Fidelity National Information Services, Inc.	1,300	55,692

		$161,643
Cable TV - 0.4%
Comcast Corp., “Special A”	1,779	$70,573
Time Warner Cable, Inc.	310	34,869

		$105,442
Chemicals - 0.1%
Celanese Corp.	749	$33,555

Computer Software - 0.8%
Autodesk, Inc. (a)	400	$13,576
CDW Corp. (a)	1,370	25,509
Citrix Systems, Inc. (a)	490	29,562
Oracle Corp. (s)	2,291	70,380
Salesforce.com, Inc. (a)	950	36,271
Symantec Corp.	1,790	40,221
TIBCO Software, Inc. (a)	1,140	24,396

		$239,915

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 1.1%
Apple, Inc. (s)	255	$101,000
EMC Corp. (s)	2,941	69,466
Hewlett-Packard Co.	6,391	158,497

		$328,963
Conglomerates - 0.1%
Hutchison Whampoa Ltd.	4,000	$41,804

Construction - 0.2%
Anhui Conch Cement Co. Ltd.	6,000	$16,092
Stanley Black & Decker, Inc.	670	51,791

		$67,883
Consumer Products - 0.3%
Procter & Gamble Co.	1,230	$94,698

Electrical Equipment - 0.8%
Danaher Corp. (s)	2,134	$135,082
Schneider Electric S.A.	788	56,811
Siemens AG	629	63,575

		$255,468
Electronics - 0.9%
Altera Corp.	1,660	$54,763
JDS Uniphase Corp. (a)	1,970	28,329
Mellanox Technologies Ltd. (a)	610	30,195
Microchip Technology, Inc.	1,970	73,383
NXP Semiconductors N.V. (a)	1,200	37,176
Taiwan Semiconductor Manufacturing Co. Ltd.	15,000	54,285

		$278,131
Energy - Independent - 1.3%
Anadarko Petroleum Corp.	690	$59,292
Cabot Oil & Gas Corp.	1,280	90,906
Cairn Energy PLC (a)	3,194	12,249
Cenovus Energy, Inc.	1,140	32,519
EOG Resources, Inc.	437	57,544
INPEX Corp.	8	33,445
Occidental Petroleum Corp.	697	62,193
Oil Search Ltd.	4,120	28,930
Pioneer Natural Resources Co.	177	25,621

		$402,699

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 1.4%
BG Group PLC	3,819	$65,179
BP PLC	9,952	69,039
Exxon Mobil Corp. (s)	2,103	190,006
Royal Dutch Shell PLC, “A”	3,494	111,498

		$435,722
Engineering - Construction - 0.4%
Fluor Corp.	928	$55,040
JGC Corp.	2,000	71,990

		$127,030
Food & Beverages - 1.2%
Groupe Danone	1,960	$147,104
M. Dias Branco S.A. Industria e Comercio de Alimentos	900	33,679
Mondelez International, Inc.	2,833	80,825
Nestle S.A.	1,413	92,419
Want Want China Holdings Ltd.	13,000	18,225

		$372,252
Food & Drug Stores - 0.4%
CVS Caremark Corp.	1,200	$68,616
Jeronimo Martins SGPS S.A.	1,785	37,617
Lawson, Inc.	300	22,898

		$129,131
Gaming & Lodging - 0.2%
Sands China Ltd.	12,000	$56,049

General Merchandise - 0.4%
Target Corp. (s)	1,619	$111,484

Insurance - 1.3%
ACE Ltd.	628	$56,193
AIA Group Ltd.	19,000	79,849
Delta Lloyd N.V.	2,760	54,985
Hiscox Ltd.	6,469	56,193
ING Groep N.V. (a)	5,624	51,390
MetLife, Inc.	1,800	82,368

		$380,978
Internet - 0.5%
eBay, Inc. (a)	778	$40,238
Google, Inc., “A” (a)	133	117,089

		$157,327

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.9%
Atlas Copco AB, “A”	1,537	$36,913
Eaton Corp. PLC	790	51,990
Glory Ltd.	1,100	25,798
Joy Global, Inc.	1,213	58,867
Roper Industries, Inc.	411	51,054
Schindler Holding AG	373	51,881
Sinotruk Hong Kong Ltd.	2,000	973

		$277,476
Major Banks - 2.2%
Barclays PLC	11,723	$50,254
BNP Paribas	989	54,036
Goldman Sachs Group, Inc.	334	50,518
HSBC Holdings PLC	6,847	71,023
JPMorgan Chase & Co. (s)	2,021	106,689
Morgan Stanley	2,820	68,893
Standard Chartered PLC	2,015	43,503
State Street Corp.	820	53,472
Sumitomo Mitsui Financial Group, Inc.	1,700	77,990
Wells Fargo & Co.	2,190	90,381

		$666,759
Medical & Health Technology & Services - 0.2%
Kobayashi Pharmaceutical Co. Ltd.	1,200	$63,393

Medical Equipment - 0.9%
Covidien PLC	1,235	$77,607
Sonova Holding AG	447	47,419
St. Jude Medical, Inc.	1,334	60,870
Thermo Fisher Scientific, Inc.	1,044	88,354

		$274,250
Metals & Mining - 0.4%
Iluka Resources Ltd.	4,273	$38,579
Rio Tinto Ltd.	1,787	73,243

		$111,822
Natural Gas - Distribution - 0.2%
GDF SUEZ	2,072	$40,400
Tokyo Gas Co. Ltd.	6,000	33,207

		$73,607
Network & Telecom - 0.1%
Qualcomm, Inc.	300	$18,324

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 0.4%
Dresser-Rand Group, Inc. (a)	545	$32,689
Ensco PLC, “A”	620	36,034
Schlumberger Ltd.	584	41,849

		$110,572
Other Banks & Diversified Financials - 2.5%
American Express Co.	890	$66,536
DBS Group Holdings Ltd.	6,000	73,039
Discover Financial Services	1,301	61,980
Erste Group Bank AG	2,091	55,674
Fifth Third Bancorp	2,240	40,432
HDFC Bank Ltd., ADR	1,280	46,387
ICICI Bank Ltd., ADR	1,264	48,348
Itau Unibanco Holding S.A., IPS	2,980	38,423
Kasikornbank PLC, NVDR	7,500	45,683
Sberbank of Russia, ADR	4,578	52,143
Siam Commercial Bank Co. Ltd.	3,300	18,301
UBS AG	4,511	76,634
UniCredit S.p.A.	9,133	42,773
Visa, Inc., “A”	571	104,350

		$770,703
Pharmaceuticals - 1.8%
Bayer AG	826	$88,088
Novartis AG	1,920	136,069
Pfizer, Inc. (s)	5,149	144,223
Roche Holding AG	529	131,078
Santen Pharmaceutical Co. Ltd.	1,200	51,664

		$551,122
Precious Metals & Minerals - 0.0%
Newcrest Mining Ltd.	1,196	$10,742

Railroad & Shipping - 0.2%
Union Pacific Corp.	302	$46,593

Real Estate - 0.3%
Mitsubishi Estate Co. Ltd.	3,000	$79,885

Restaurants - 0.4%
Arcos Dorados Holdings, Inc.	3,870	$45,202
McDonald’s Corp.	613	60,687

		$105,889

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 0.5%
Akzo Nobel N.V.	1,114	$62,575
FMC Corp.	390	23,813
Linde AG	328	61,075

		$147,463
Specialty Stores - 0.2%
Industria de Diseno Textil S.A.	374	$46,170

Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	737	$53,926
KDDI Corp.	1,700	88,445
Tele2 AB, “B”	3,134	36,669
TIM Participacoes S.A., ADR	2,124	39,506

		$218,546
Telephone Services - 0.7%
BT Group PLC	11,720	$54,845
China Unicom (Hong Kong) Ltd.	18,000	23,696
TDC A.S.	6,124	49,544
Telecom Italia S.p.A. - Ordinary Shares	14,036	9,756
Telecom Italia S.p.A. - Savings Shares	33,801	18,678
Verizon Communications, Inc.	770	38,762

		$195,281
Tobacco - 0.7%
Japan Tobacco, Inc.	4,300	$151,961
Philip Morris International, Inc.	614	53,185

		$205,146
Trucking - 0.4%
Expeditors International of Washington, Inc.	1,527	$58,041
Yamato Holdings Co. Ltd.	2,900	61,140

		$119,181
Utilities - Electric Power - 0.6%
CMS Energy Corp.	3,662	$99,497
Edison International	991	47,727
Energias do Brasil S.A.	7,600	38,590

		$185,814
Total Common Stocks (Identified Cost, $8,055,200)		$9,176,306

Underlying Affiliated Funds - 19.0%
MFS Commodity Strategy Fund - Class R5 (v)	487,860	$4,098,027
MFS Global Real Estate Fund - Class R5 (v)	111,770	1,651,966
Total Underlying Affiliated Funds (Identified Cost, $7,070,254)		$5,749,993

Portfolio of Investments – continued

Warrants - 0.2%
Issuer	First Exercise	Shares/Par	Value ($)
Metals & Mining - 0.1%
Merrill Lynch (Steel Authority of India Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/30/16	29,546	$25,145

Other Banks & Diversified Financials - 0.1%
Deutsche Bank (Federal Bank Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/29/18	5,580	$38,441
Total Warrants (Identified Cost, $86,640)			$63,586

Money Market Funds - 6.2%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)		1,889,430	$1,889,430
Total Investments (Identified Cost, $31,148,191)			$30,745,654

Securities Sold Short - (0.1)%
Machinery & Tools - (0.1)%
Manitowoc Co., Inc. (Proceeds Received, $22,554)		(1,300)	$(23,283)

Other Assets, Less Liabilities - (1.4)%			(410,872)
Net Assets - 100.0%			$30,311,499

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $388,744, representing 1.3% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRL	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 6/30/13

Forward Foreign Currency Exchange Contracts at 6/30/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	54,289	7/16/13	$54,000	$49,599	$4,401
SELL	AUD	Deutsche Bank AG	5,000	7/16/13	5,085	4,568	517
SELL	AUD	JPMorgan Chase Bank N.A.	2,960,264	8/12/13	2,941,312	2,699,187	242,125
SELL	AUD	Westpac Banking Corp.	76,538	7/16/13	79,631	69,925	9,706
SELL	CAD	Credit Suisse Group	4,088	7/16/13	4,000	3,886	114
SELL	CAD	Goldman Sachs International	54,000	7/16/13	52,164	51,328	836
SELL	CAD	JPMorgan Chase Bank N.A.	633,687	8/12/13	623,377	601,952	21,425

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	CAD	Merrill Lynch International Bank	298,438	7/16/13	$292,855	$283,674	$9,181
SELL	CAD	UBS AG	6,000	7/16/13	5,872	5,703	169
BUY	CHF	Credit Suisse Group	9,000	7/16/13	9,476	9,529	53
BUY	CHF	JPMorgan Chase Bank N.A.	262,924	8/12/13	271,000	278,458	7,458
SELL	CHF	Goldman Sachs International	3,000	7/16/13	3,202	3,177	25
SELL	CHF	JPMorgan Chase Bank N.A.	3,482,391	8/12/13	3,721,474	3,688,131	33,343
BUY	CNY	Deutsche Bank AG	172,000	10/15/13-1/15/14	27,410	27,697	287
SELL	DKK	Goldman Sachs International	12,000	7/16/13	2,111	2,095	16
BUY	EUR	Goldman Sachs International	345,524	8/12/13	445,000	449,827	4,827
BUY	EUR	Merrill Lynch International Bank	18,000	7/16/13	23,331	23,431	100
SELL	EUR	Barclays Bank PLC	23,895	7/16/13	31,816	31,105	711
SELL	EUR	Citibank N.A.	87,474	7/16/13	114,443	113,867	576
SELL	EUR	Credit Suisse Group	16,635	7/16/13	21,906	21,654	252
SELL	EUR	Deutsche Bank AG	51,000	7/16/13	68,015	66,388	1,627
SELL	EUR	Goldman Sachs International	603,436	8/12/13	791,782	785,594	6,188
SELL	EUR	JPMorgan Chase Bank N.A.	62,854	7/16/13	82,243	81,818	425
SELL	EUR	Merrill Lynch International Bank	19,000	7/16/13	24,940	24,733	207
SELL	EUR	UBS AG	101,869	7/16/13	133,385	132,605	780

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	GBP	JPMorgan Chase Bank N.A.	504,164	8/12/13	$763,000	$766,598	$3,598
SELL	GBP	Barclays Bank PLC	107,435	7/16/13	165,316	163,388	1,928
SELL	GBP	Citibank N.A.	10,000	7/16/13	15,238	15,208	30
SELL	GBP	Credit Suisse Group	30,023	7/16/13	46,007	45,659	348
SELL	GBP	Deutsche Bank AG	41,023	7/16/13	63,247	62,388	859
SELL	GBP	JPMorgan Chase Bank N.A.	265,386	8/12/13	410,650	403,528	7,122
SELL	GBP	Merrill Lynch International Bank	2,000	7/16/13	3,086	3,042	44
SELL	GBP	UBS AG	1,000	7/16/13	1,524	1,521	3
BUY	JPY	Barclays Bank PLC	465,000	7/16/13	4,620	4,689	69
BUY	JPY	Credit Suisse Group	12,305,978	7/16/13	123,625	124,084	459
BUY	JPY	Deutsche Bank AG	11,470,000	7/16/13	115,448	115,654	206
BUY	JPY	Goldman Sachs International	15,955,496	7/16/13-8/12/13	156,436	160,894	4,458
BUY	JPY	Merrill Lynch International Bank	12,305,977	7/16/13	123,595	124,084	489
SELL	JPY	Citibank N.A.	5,312,961	7/16/13	53,749	53,572	177
SELL	JPY	Deutsche Bank AG	9,132,000	7/16/13	93,707	92,080	1,627
SELL	JPY	Goldman Sachs International	130,036,639	7/16/13-8/12/13	1,333,309	1,311,324	21,985
SELL	JPY	Merrill Lynch International Bank	3,619,000	7/16/13	37,022	36,491	531
SELL	JPY	UBS AG	3,828,000	7/16/13	39,171	38,599	572
BUY	KRW	JPMorgan Chase Bank N.A.	114,827,000	8/01/13	100,220	100,387	167

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	KRW	JPMorgan Chase Bank N.A.	1,451,000	7/02/13	$1,281	$1,271	$10
BUY	MXN	JPMorgan Chase Bank N.A.	412,781	9/03/13	31,514	31,679	165
SELL	MXN	Credit Suisse Group	341,000	7/16/13	26,463	26,284	179
SELL	MXN	JPMorgan Chase Bank N.A.	191,575	7/15/13	14,870	14,768	102
BUY	MYR	JPMorgan Chase Bank N.A.	66,709	7/24/13	20,801	21,082	281
SELL	MYR	JPMorgan Chase Bank N.A.	6,000	7/03/13	1,932	1,899	33
SELL	NOK	Goldman Sachs International	3,361,446	8/12/13	578,000	552,604	25,396
SELL	NZD	JPMorgan Chase Bank N.A.	1,642,245	8/12/13	1,343,597	1,268,944	74,653
SELL	PLN	Citibank N.A.	242,225	7/16/13	76,056	72,836	3,220
SELL	RUB	JPMorgan Chase Bank N.A.	690,096	7/15/13	21,476	20,955	521
SELL	SEK	Citibank N.A.	44,000	7/16/13	6,754	6,559	195
SELL	SEK	Credit Suisse Group	18,000	7/16/13	2,742	2,683	59
SELL	SEK	Goldman Sachs International	1,253,944	7/16/13-8/12/13	192,478	186,814	5,664
SELL	THB	JPMorgan Chase Bank N.A.	3,271,540	7/18/13	111,113	105,399	5,714

							$506,213

Liability Derivatives
BUY	AUD	Deutsche Bank AG	56,000	7/16/13	$53,768	$51,162	$(2,606)
BUY	AUD	Goldman Sachs International	5,000	7/16/13	4,906	4,568	(338)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	AUD	JPMorgan Chase Bank N.A.	1,263,180	8/12/13	$1,293,000	$1,151,776	$(141,224)
BUY	CAD	Citibank N.A.	81,767	7/16/13	78,896	77,722	(1,174)
BUY	CAD	Credit Suisse Group	3,000	7/16/13	2,939	2,852	(87)
BUY	CAD	Deutsche Bank AG	62,000	7/16/13	60,681	58,933	(1,748)
BUY	CAD	JPMorgan Chase Bank N.A.	767,734	8/12/13	757,000	729,286	(27,714)
BUY	CAD	Merrill Lynch International Bank	4,000	7/16/13	3,973	3,802	(171)
BUY	CHF	UBS AG	85,000	7/16/13	91,164	90,001	(1,163)
SELL	CHF	Deutsche Bank AG	12,000	7/16/13	12,347	12,706	(359)
SELL	CNY	Deutsche Bank AG	172,000	10/15/13-1/15/14	27,672	27,697	(25)
BUY	CZK	Citibank N.A.	238,000	7/16/13	11,983	11,909	(74)
BUY	DKK	Deutsche Bank AG	218,201	7/16/13	38,258	38,085	(173)
BUY	DKK	JPMorgan Chase Bank N.A.	5,000	7/16/13	880	873	(7)
BUY	EUR	Barclays Bank PLC	10,000	7/16/13	13,376	13,017	(359)
BUY	EUR	Citibank N.A.	25,209	7/16/13	32,972	32,815	(157)
BUY	EUR	Deutsche Bank AG	150,277	7/16/13	196,790	195,619	(1,171)
BUY	EUR	Goldman Sachs International	99,046	7/16/13	131,037	128,930	(2,107)
BUY	EUR	JPMorgan Chase Bank N.A.	88,885	7/16/13	116,189	115,704	(485)
BUY	EUR	UBS AG	27,000	7/16/13	35,723	35,146	(577)
SELL	EUR	Barclays Bank PLC	33,000	7/16/13	42,941	42,957	(16)
SELL	EUR	Citibank N.A.	13,000	7/16/13	16,891	16,922	(31)
SELL	EUR	Deutsche Bank AG	3,000	7/16/13	3,903	3,905	(2)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	EUR	Goldman Sachs International	69,078	7/16/13	$89,793	$89,920	$(127)
SELL	EUR	UBS AG	74,318	7/16/13	95,784	96,742	(958)
BUY	GBP	Barclays Bank PLC	156,388	7/16/13	243,284	237,835	(5,449)
BUY	GBP	Citibank N.A.	12,000	7/16/13	18,647	18,250	(397)
BUY	GBP	Deutsche Bank AG	9,000	7/16/13	14,017	13,687	(330)
BUY	GBP	Goldman Sachs International	9,913	7/16/13	15,388	15,076	(312)
BUY	GBP	JPMorgan Chase Bank N.A.	223,641	8/12/13	348,000	340,054	(7,946)
BUY	GBP	Merrill Lynch International Bank	4,000	7/16/13	6,099	6,083	(16)
BUY	GBP	UBS AG	1,000	7/16/13	1,550	1,521	(29)
SELL	GBP	Deutsche Bank AG	9,000	7/16/13	13,675	13,687	(12)
BUY	JPY	Citibank N.A.	31,066,903	7/16/13	314,916	313,254	(1,662)
BUY	JPY	Credit Suisse Group	4,975,639	7/16/13	51,917	50,170	(1,747)
BUY	JPY	Deutsche Bank AG	12,844,000	7/16/13	132,380	129,509	(2,871)
BUY	JPY	JPMorgan Chase Bank N.A.	2,043,588	8/12/13	20,974	20,608	(366)
BUY	JPY	UBS AG	7,162,000	7/16/13	73,604	72,216	(1,388)
SELL	JPY	Credit Suisse Group	1,036,000	7/16/13	10,096	10,446	(350)
SELL	JPY	Deutsche Bank AG	2,814,000	7/16/13	28,077	28,374	(297)
SELL	JPY	Goldman Sachs International	29,541,908	7/16/13	294,261	297,877	(3,616)
BUY	KRW	JPMorgan Chase Bank N.A.	123,617,000	7/02/13	111,374	108,241	(3,133)
SELL	KRW	JPMorgan Chase Bank N.A.	122,166,000	7/02/13	106,695	106,971	(276)
BUY	MXN	JPMorgan Chase Bank N.A.	412,781	7/05/13	32,108	31,848	(260)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	MXN	Merrill Lynch International Bank	4,000	7/16/13	$330	$308	$(22)
SELL	MXN	JPMorgan Chase Bank N.A.	412,781	7/05/13	31,679	31,848	(169)
BUY	MYR	JPMorgan Chase Bank N.A.	72,709	7/03/13	23,597	23,011	(586)
SELL	MYR	JPMorgan Chase Bank N.A.	66,709	7/03/13	20,827	21,112	(285)
BUY	NOK	Goldman Sachs International	11,953,015	7/16/13-8/12/13	2,047,773	1,965,028	(82,745)
BUY	NOK	JPMorgan Chase Bank N.A.	2,370,645	8/12/13	405,826	389,721	(16,105)
BUY	NZD	JPMorgan Chase Bank N.A.	732,099	7/16/13-8/12/13	621,029	565,716	(55,313)
BUY	PLN	Citibank N.A.	208,730	7/16/13	63,059	62,764	(295)
BUY	PLN	Goldman Sachs International	8,000	7/16/13	2,434	2,406	(28)
BUY	RUB	Credit Suisse Group	640,478	7/15/13	19,500	19,448	(52)
BUY	SEK	Citibank N.A.	6,000	7/16/13	902	894	(8)
BUY	SEK	Deutsche Bank AG	461,572	7/16/13	71,993	68,806	(3,187)
BUY	SEK	Goldman Sachs International	12,198,673	8/12/13	1,856,560	1,817,333	(39,227)
BUY	SEK	JPMorgan Chase Bank N.A.	7,229,108	7/16/13-8/12/13	1,102,349	1,076,978	(25,371)
BUY	SEK	UBS AG	18,000	7/16/13	2,752	2,683	(69)
SELL	SEK	Citibank N.A.	8,000	7/16/13	1,183	1,193	(10)
BUY	SGD	Goldman Sachs International	23,000	7/16/13	18,572	18,146	(426)
BUY	THB	HSBC Bank	723,000	8/19/13	23,421	23,254	(167)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	THB	JPMorgan Chase Bank N.A.	1,846,000	7/18/13	$62,726	$59,473	$(3,253)
BUY	ZAR	JPMorgan Chase Bank N.A.	256,000	7/16/13	27,494	25,845	(1,649)
BUY	ZAR	Merrill Lynch International Bank	16,000	7/16/13	1,753	1,615	(138)
SELL	ZAR	Goldman Sachs International	31,000	7/16/13	3,071	3,130	(59)

							$(442,474)

Futures Contracts Outstanding at 6/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
S&P/TSE 60 Index (Short)	CAD	7	$922,240	September - 2013	$9,558
AEX Index (Long)	EUR	6	538,810	July - 2013	215
Hang Seng China Enterprises Index (Long)	HKD	12	708,366	July - 2013	19,253
Nikkei 225 Index (Long)	JPY	6	829,802	September - 2013	11,587
KOSPI 200 Index (Short)	KRW	8	843,445	September - 2013	39,286
OMX 30 Index (Short)	SEK	38	652,591	July - 2013	21,663
TurkDEX-ISE 30 Index (Long)	TRL	146	694,846	August - 2013	18,303
MSCI Taiwan Index (Long)	USD	26	712,684	July - 2013	12,354
Russell 2000 Mini Index (Short)	USD	7	682,290	September - 2013	2,429

					$134,648

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	10	$1,082,736	September - 2013	$31,063
German Euro Bond (Short)	EUR	14	2,578,932	September - 2013	30,578
United Kingdom Treasury 10 yr (Short)	GBP	5	850,971	September - 2013	34,659
U.S. Treasury Note 10 yr (Short)	USD	12	1,518,750	September - 2013	34,177

					$130,477

					$265,125

Portfolio of Investments – continued

Futures Contracts Outstanding at 6/30/13 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
ASX SPI 200 Index (Short)	AUD	18	$1,947,369	September - 2013	$(30,854)
Bovespa Index (Long)	BRL	15	316,705	August - 2013	(21,647)
CAC 40 Index (Long)	EUR	30	1,458,303	July - 2013	(13,168)
DAX Index (Long)	EUR	6	1,554,177	September - 2013	(17,291)
FTSE/MIB Index (Long)	EUR	7	695,302	September - 2013	(29,779)
IBEX 35 Index (Long)	EUR	13	1,296,784	July - 2013	(59,938)
Hang Seng Index (Short)	HKD	5	665,612	July - 2013	(27,965)
Mexico Bolsa Index (Short)	MXN	21	661,582	September - 2013	(14,219)
MSCI Singapore Index (Short)	SGD	23	1,282,446	July - 2013	(42,442)
E-Mini S&P 500 Index (Long)	USD	12	959,580	September - 2013	(13,176)
NIFTY Index (Short)	USD	21	243,833	July - 2013	(8,860)
FTSE Top 40 Index (Long)	ZAR	14	497,574	September - 2013	(2,600)

					$(281,939)

At June 30, 2013, the fund had cash collateral of $13,894 and liquid securities with an aggregate value of $1,986,467 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $22,188,507)	$23,106,231
Underlying affiliated funds, at value (identified cost, $8,959,684)	7,639,423
Total investments, at value (identified cost, $31,148,191)	$30,745,654
Cash	1,268
Foreign currency, at value (identified cost, $1,970)	1,957
Deposits with brokers	13,894
Receivables for
Forward foreign currency exchange contracts	506,213
Investments sold	52,097
TBA sale commitments	90,880
Fund shares sold	23,321
Interest and dividends	150,196
Receivable from investment adviser	31,320
Other assets	189
Total assets	$31,616,989
Liabilities
Payables for
Securities sold short, at value (proceeds received, $22,554)	$23,283
Forward foreign currency exchange contracts	442,474
Daily variation margin on open futures contracts	48,018
Investments purchased	118,217
TBA purchase commitments	583,746
Fund shares reacquired	43
Payable to affiliates
Shareholder servicing costs	4,718
Distribution and service fees	444
Payable for independent Trustees’ compensation	153
Deferred country tax expense payable	893
Accrued expenses and other liabilities	83,501
Total liabilities	$1,305,490
Net assets	$30,311,499
Net assets consist of
Paid-in capital	$31,787,837
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $893 deferred country tax)	(358,310)
Accumulated net realized gain (loss) on investments and foreign currency	(1,091,908)
Accumulated distributions in excess of net investment income	(26,120)
Net assets	$30,311,499
Shares of beneficial interest outstanding	3,225,342

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,180,633	552,269	$9.38
Class B	625,323	67,391	9.28
Class C	2,252,506	242,894	9.27
Class I	21,759,750	2,310,189	9.42
Class R1	94,842	10,197	9.30
Class R2	102,427	10,944	9.36
Class R3	100,145	10,666	9.39
Class R4	97,004	10,299	9.42
Class R5	98,869	10,493	9.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.95 [100 / 94.25 x $9.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$335,695
Dividends	226,794
Dividends from underlying affiliated funds	106,014
Foreign taxes withheld	(11,528)
Total investment income	$656,975
Expenses
Management fee	$229,796
Distribution and service fees	42,655
Shareholder servicing costs	16,099
Administrative services fee	17,500
Independent Trustees’ compensation	1,280
Custodian fee	72,286
Shareholder communications	23,140
Audit and tax fees	66,591
Legal fees	1,351
Registration fees	120,619
Dividend and interest expense on securities sold short	384
Miscellaneous	30,255
Total expenses	$621,956
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and/or distributor	(253,811)
Net expenses	$368,136
Net investment income	$288,839
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers (net of $2,689 country tax)	$491,278
Investments in underlying affiliated funds	(406,583)
Capital gain distributions from underlying affiliated funds	61,596
Written options	150
Futures contracts	133,705
Securities sold short	(12,283)
Foreign currency	213,468
Net realized gain (loss) on investments and foreign currency	$481,331
Change in unrealized appreciation (depreciation)
Investments (Net of $1,182 decrease in deferred country tax)	$372,906
Futures contracts	(24,936)
Securities sold short	(6,598)
Translation of assets and liabilities in foreign currencies	235,070
Net unrealized gain (loss) on investments and foreign currency translation	$576,442
Net realized and unrealized gain (loss) on investments and foreign currency	$1,057,773
Change in net assets from operations	$1,346,612

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2013	2012
Change in net assets
From operations
Net investment income	$288,839	$339,038
Net realized gain (loss) on investments and foreign currency	481,331	(2,240,479)
Net unrealized gain (loss) on investments and foreign currency translation	576,442	(941,789)
Change in net assets from operations	$1,346,612	$(2,843,230)
Distributions declared to shareholders
From net investment income	$—	$(326,674)
From net realized gain on investments	—	(89,929)
From tax return of capital	—	(235,635)
Total distributions declared to shareholders	$—	$(652,238)
Change in net assets from fund share transactions	$(2,206,467)	$7,631,707
Total change in net assets	$(859,855)	$4,136,239
Net assets
At beginning of period	31,171,354	27,035,115
At end of period (including accumulated distributions in excess of net investment income of $26,120 and $163,996, respectively)	$30,311,499	$31,171,354

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.01	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	(1.04)	0.16
Total from investment operations	$0.37	$(0.94)	$0.21
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.06)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.07)	—
Total distributions declared to shareholders	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.38	$9.01	$10.15
Total return (%) (r)(s)(t)(x)	4.11	(9.28)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.07	2.11	2.08	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	(a)
Net investment income	0.78	1.07	1.96	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$5,181	$4,827	$862
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$8.98	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	(1.04)	0.16
Total from investment operations	$0.30	$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.05)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.05)	—
Total distributions declared to shareholders	$—	$(0.16)	$(0.05)
Net asset value, end of period (x)	$9.28	$8.98	$10.15
Total return (%) (r)(s)(t)(x)	3.34	(9.99)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.81	2.83	2.80	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	2.02	(a)
Net investment income	0.06	0.29	1.35	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$625	$601	$202
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 6/30
	2013		2012	2011 (c)
Net asset value, beginning of period	$8.97		$10.14	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.30		(1.04)	0.16
Total from investment operations	$0.30		$(1.01)	$0.19
Less distributions declared to shareholders
From net investment income	$—		$(0.08)	$(0.05)
From net realized gain on investments	—		(0.03)	—
From tax return of capital	—		(0.05)	—
Total distributions declared to shareholders	$—		$(0.16)	$(0.05)
Net asset value, end of period (x)	$9.27		$8.97	$10.14
Total return (%) (r)(s)(t)(x)	3.34		(10.02)	1.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.82		2.85	2.84	(a)
Expenses after expense reductions (f)(h)	2.02		2.02	2.02	(a)
Net investment income	0.03		0.31	1.15	(a)
Portfolio turnover	48		48	28	(n)
Net assets at end of period (000 omitted)	$2,253		$2,223	$648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	(1.04)	0.16
Total from investment operations	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.06)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.08)	—
Total distributions declared to shareholders	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.81	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	(a)
Net investment income	1.04	1.23	2.39	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$21,760	$23,150	$24,915
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 6/30
	2013		2012	2011 (c)
Net asset value, beginning of period	$9.00		$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.30		(1.03)	0.16
Total from investment operations	$0.30		$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$—		$(0.07)	$(0.04)
From net realized gain on investments	—		(0.03)	—
From tax return of capital	—		(0.05)	—
Total distributions declared to shareholders	$—		$(0.15)	$(0.04)
Net asset value, end of period (x)	$9.30		$9.00	$10.16
Total return (%) (r)(s)(x)	3.33		(10.02)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.81		2.76	2.79	(a)
Expenses after expense reductions (f)(h)	2.02		2.02	2.02	(a)
Net investment income	0.04		0.22	1.39	(a)
Portfolio turnover	48		48	28	(n)
Net assets at end of period (000 omitted)	$95		$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.01	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	(1.04)	0.16
Total from investment operations	$0.35	$(0.97)	$0.21
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.05)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.06)	—
Total distributions declared to shareholders	$—	$(0.18)	$(0.05)
Net asset value, end of period (x)	$9.36	$9.01	$10.16
Total return (%) (r)(s)(x)	3.88	(9.57)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.32	2.26	2.29	(a)
Expenses after expense reductions (f)(h)	1.52	1.52	1.52	(a)
Net investment income	0.55	0.72	1.90	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$102	$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.52	1.52	1.52	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	(1.03)	0.16
Total from investment operations	$0.37	$(0.94)	$0.22
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.06)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.07)	—
Total distributions declared to shareholders	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.39	$9.02	$10.16
Total return (%) (r)(s)(x)	4.10	(9.30)	2.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.07	2.01	2.04	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	(a)
Net investment income	0.79	0.97	2.14	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$100	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 6/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.11	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	(1.03)	0.16
Total from investment operations	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.06)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	—	(0.08)	—
Total distributions declared to shareholders	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f))h)	1.82	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	(a)
Net investment income	1.04	1.22	2.39	(a)
Portfolio turnover	48	48	28	(n)
Net assets at end of period (000 omitted)	$97	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Period ended 6/30/13 (i)
Net asset value, beginning of period	$9.53
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18	)(g)
Total from investment operations	$(0.11)
Net asset value, end of period (x)	$9.42
Total return (%) (r)(s)(x)	(1.15	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.84	(a)
Expenses after expense reductions (f)(h)	1.00	(a)
Net investment income	1.11	(a)
Portfolio turnover	48
Net assets at end of period (000 omitted)	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.00	(a)

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the fund’s shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class inception, November 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Multi-Asset Fund (the fund) is a series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting

Notes to Financial Statements – continued

for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments

Notes to Financial Statements – continued

are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

Notes to Financial Statements – continued

reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of June 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,982,164	$—	$—	$4,982,164
Japan	702,364	130,045	—	832,409
United Kingdom	71,023	536,003	—	607,026
Switzerland	47,419	488,081	—	535,500
France	290,072	131,995	—	422,067
Hong Kong	—	229,521	—	229,521
Germany	151,663	61,075	—	212,738
Netherlands	37,176	168,950	—	206,126
India	94,735	63,586	—	158,321
Other Countries	446,573	607,447	—	1,054,020
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	4,789,901	—	4,789,901
Non-U.S. Sovereign Debt	—	5,474,652	—	5,474,652
U.S. Corporate Bonds	—	1,587,662	—	1,587,662
Residential Mortgage-Backed Securities	—	1,224,286	—	1,224,286
Commercial Mortgage-Backed Securities	—	465,432	—	465,432
Foreign Bonds	—	324,406	—	324,406
Mutual Funds	7,639,423	—	—	7,639,423
Total Investments	$14,462,612	$16,283,042	$—	$30,745,654
Short Sales	$(23,283)	$—	$—	$(23,283)

Other Financial Instruments
Futures Contracts	$50,474	$(67,288)	$—	$(16,814)
Forward Foreign Currency Exchange Contracts	$—	$63,739	$—	$63,739

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $35,946 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $801,870 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted

Notes to Financial Statements – continued

debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$130,477	$—
Foreign Exchange	Forward Foreign Currency Exchange	506,213	(442,474)
Equity	Equity Futures	134,648	(281,939)
Total		$771,338	$(724,413)

Notes to Financial Statements – continued

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$56,683	$—	$—	$—
Foreign Exchange	—	235,291	—	—
Equity	77,022	—	(2,225)	150
Total	$133,705	$235,291	$(2,225)	$150

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended June 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$158,321	$—
Foreign Exchange	—	234,901
Equity	(183,257)	—
Total	$(24,936)	$234,901

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended June 30, 2013:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	10	275
Options exercised	(3)	(125)
Options expired	(7)	(150)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended June 30, 2013, this expense amounted to $384. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and

Notes to Financial Statements – continued

allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of

Notes to Financial Statements – continued

the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/13	6/30/12
Ordinary income (including any short-term capital gains)	$—	$326,818
Long-term capital gains	—	89,785
	$—	$416,603
Tax return of capital (b)	—	235,635
Total distributions	$—	$652,238

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/13
Cost of investments	$31,710,035
Gross appreciation	1,829,055
Gross depreciation	(2,793,436)
Net unrealized appreciation (depreciation)	$(964,381)
Capital loss carryforwards	(422,935)
Other temporary differences	(89,022)

As of June 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(422,935)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 6/30/13	Year ended 6/30/12	Year ended 6/30/13	Year ended 6/30/12	Year ended 6/30/13	Year ended 6/30/12
Class A	$—	$34,479	$—	$10,493	$—	$24,870
Class B	—	3,985	—	1,579	—	2,875
Class C	—	11,209	—	4,458	—	8,086
Class I	—	273,343	—	72,231	—	197,167
Class R1	—	679	—	291	—	489
Class R2	—	888	—	292	—	640
Class R3	—	993	—	292	—	716
Class R4	—	1,098	—	293	—	792
Total	$—	$326,674	$—	$89,929	$—	$235,635

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through June 30, 2013, this management fee reduction amounted to $43, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets, which equates to 0.90% of the fund’s average daily net assets excluding the average daily net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%	1.01%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2014. For the year ended June 30, 2013, this reduction amounted to $253,586 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,261 for the year ended June 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$11,853
Class B	0.75%	0.25%	1.00%	1.00%	6,707
Class C	0.75%	0.25%	1.00%	1.00%	22,369
Class R1	0.75%	0.25%	1.00%	1.00%	976
Class R2	0.25%	0.25%	0.50%	0.50%	502
Class R3	—	0.25%	0.25%	0.25%	248
Total Distribution and Service Fees					$42,655

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to those accounts (excluding accounts representing seed capital) that do not designate a broker dealer of record or purchase shares directly through MFD. For the period January 1, 2013 through June 30, 2013, this rebate amounted to $89 for Class A, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2013, were as follows:

Amount
Class A	$1,650
Class B	868
Class C	430

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended June 30, 2013, the fee was $3,746, which equated to 0.0117% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended June 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $12,353.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.0548% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $231 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $93, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On October 31, 2012, MFS purchased 10,493 shares of Class R5 for an aggregate amount of $100,000.

On September 12, 2012, MFS redeemed 103,734 shares of Class I for an aggregate amount of $1,000,000. On March 13, 2013, MFS redeemed 101,317 shares of Class I for an aggregate amount of $1,000,000. On June 12, 2013, MFS redeemed 103,627 shares of Class I for an aggregate amount of $1,000,000.

At June 30, 2013, MFS held 90%, 100%, 94%, 96%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,554,308	$5,332,750
Investments (non-U.S. Government securities)	$10,044,843	$10,803,435

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/13 (i)		Year ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	241,390	$2,335,677	529,837	$5,060,293
Class B	16,204	154,116	68,773	649,565
Class C	93,356	900,266	213,368	1,994,859
Class I	140,309	1,348,918	171,373	1,608,677
Class R1	—	—	—	—
Class R2	697	6,839	—	—
Class R3	408	3,880	—	—
Class R4	—	—	—	—
Class R5	10,493	100,000	—	—
	502,857	$4,849,696	983,351	$9,313,394

Notes to Financial Statements – continued

	Year ended 6/30/13 (i)		Year ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	5,512	$50,815
Class B	—	—	918	8,439
Class C	—	—	2,470	22,730
Class I	—	—	58,858	542,125
Class R1	—	—	158	1,459
Class R2	—	—	198	1,820
Class R3	—	—	218	2,001
Class R4	—	—	237	2,183
	—	$—	68,569	$631,572

Shares reacquired
Class A	(224,978)	$(2,145,749)	(84,372)	$(779,183)
Class B	(15,803)	(152,320)	(22,615)	(214,176)
Class C	(98,240)	(937,645)	(31,966)	(290,972)
Class I	(396,079)	(3,820,287)	(116,926)	(1,028,928)
Class R2	(1)	(10)	—	—
Class R3	(16)	(152)	—	—
	(735,117)	$(7,056,163)	(255,879)	$(2,313,259)

Net change
Class A	16,412	$189,928	450,977	$4,331,925
Class B	401	1,796	47,076	443,828
Class C	(4,884)	(37,379)	183,872	1,726,617
Class I	(255,770)	(2,471,369)	113,305	1,121,874
Class R1	—	—	158	1,459
Class R2	696	6,829	198	1,820
Class R3	392	3,728	218	2,001
Class R4	—	—	237	2,183
Class R5	10,493	100,000	—	—
	(232,260)	$(2,206,467)	796,041	$7,631,707

(i)	For Class R5, the period is from inception, November 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2013, the fund’s commitment fee and interest expense were $175 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	499,031	563,157	(574,328)	487,860
MFS Global Real Estate Fund	125,019	146,713	(159,962)	111,770
MFS Institutional Money Market Portfolio	1,139,014	13,030,250	(12,279,834)	1,889,430

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(413,333)	$—	$41,485	$4,098,027
MFS Global Real Estate Fund	6,750	61,596	62,557	1,651,966
MFS Institutional Money Market Portfolio	—	—	1,972	1,889,430
	$(406,583)	$61,596	$106,014	$7,639,423

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Multi-Asset Fund (the Fund), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Multi-Asset Fund at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 16, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Benjamin Nastou
Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2013 and 2012, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Global Multi-Asset Fund	49,793	35,866

For the fiscal years ended June 30, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012[4]	2013	2012
Fees billed by E&Y:
To MFS Global Multi-Asset Fund	0	0	10,022	9,519	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	0	0	0	0	0	0

	2013	2012[4]
Aggregate fees for non-audit services:
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	58,022	159,519

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
1	The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
2	The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3	The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.
4	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended June 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2013

*	Print name and title of each signing officer under his or her signature.